SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 31,
                              2001



                  DUKE-WEEKS REALTY CORPORATION
     (Exact name of registrant as specified in its charter)


      Indiana                     1-9044               35-1740409
(State or jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)  File Number)        Identification No.)


600 EAST 96TH STREET, SUITE 100
    INDIANAPOLIS, INDIANA                           46240
(Address of principal executive offices)          (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 808-6000


                         Not applicable
  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On January 31, 2001, Duke-Weeks Realty Corporation announced financial results for the year ended December 31, 2000. A copy of the press release relating to the announcement is attached to this report as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is filed with this report.

Exhibit
Number    Exhibit
-------   -------

    99    Press release, issued January 31, 2001.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DUKE-WEEKS REALTY
CORPORATION



Date: January 31, 2001                  By:  /s/ Matthew A.Cohoat
                                        -------------------------
                                        Matthew A. Cohoat
                                        Vice President and
                                         Corporate Controller

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